                                                                    Exhibit 10.2
                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
                         (Niobrara Shallow Gas Project)

THIS FIRST AMENDMENT PURCHASE AND SALE AGREEMENT (the "Amendment") is made April
13, 2005,  by and among ATEC Energy  Ventures,  LLC  ("ATEC"),  a Texas  limited liability  company whose address is 415 Bayou Cove Court,  Houston,  Texas 77042 and Apollo Energy,  LLC ("Apollo"),  a Colorado limited  liability company whose address is 1557 Ogden Street, Suite 300, Denver, Colorado 80218, as sellers, and
Teton Petroleum Company or its designee ("Teton"),  a Delaware corporation whose address is 1600 Broadway, Suite 2400, Denver, Colorado 80202, as buyer. ATEC and
Apollo are collectively referred to as ATEC/Apollo, while ATEC, Apollo and Teton are  sometimes  referred to  individually  as a "Party" or  collectively  as the
"Parties."

1.  Background.  Since  execution  of  the  Purchase  and  Sale  Agreement  (the
"Agreement") dated January 5, 2005,  ATEC/Apollo has acquired  Additional Leases covering  ___ net acres,  as  identified  in  Appendix 1 to this  Amendment.  In addition,  Teton  has  delivered  to  Apollo a  written  notice  of  Defects  in accordance  with Section 3.3 of the Agreement,  and the Parties have  identified leasehold  interests  covering  a total of ___  gross  acres (as  identified  in
Appendix 2 to this Amendment) that will be excluded from the purchase because of
Defects  that  will not be cured by  ATEC/Apollo  and that will not be waived by
Teton. As currently written,  the Agreement  contemplates that the purchase will close on April 15 as to all of the Additional Leases and the remaining leasehold interests, with the understanding that the transaction will be unwound as to any acreage subject to Defects that are not later cured or waived. This Amendment is entered into to change that closing  procedure in view of the greater  knowledge the Parties now have concerning the Additional Leases,  excluded interests,  and remaining Defects.

2. Amendment.  The Parties hereby amend the Agreement by deleting  Section 7 and replacing it with the following:

          7.1 First Closing Date and Time. The first closing  ("First  Closing")
     will occur in Teton's Denver office at 5 p.m. on Thursday,  April 14, 2005, or at such other place and time agreed by the Parties.

          7.2 First Closing Obligations. At the First Closing,  ATEC/Apollo will sell,  and Teton will  purchase,  all of the leasehold  interests  that are identified  by Teton as being free of Defects as of 5:00 p.m. on Wednesday,
     April 13, 2005, or such specific time on Thursday, April 14, as the Parties may agree.  The purchase price for each net acre covered by these leasehold interests  will  be  equal  to (i)  $16.00  and  (ii)  2.285703  shares  of unregistered  Teton  common stock and (iii)  warrants to purchase  1.142852 shares  of  Teton  unregistered  common  stock.  Consequently,  all  of the following  events will occur at the First  Closing,  each being a condition
     precedent   to  the  others  and  each  being   deemed  to  have   occurred
     simultaneously with the others:

               (a) ATEC/Apollo  shall execute,  acknowledge and deliver to Teton
          (or a subsidiary of Teton if Teton so desires),  two  assignments  and bills of sale covering these leasehold  interests  identified by Teton
          (one covering the Leases,  without any overriding royalty reservation, and the other  covering the  Additional  Leases,  with the  overriding
          royalty  reservation   provided  by  Section  8.2  of  the  Agreement)
          substantially  in the form attached as Appendix 5 to the Agreement and conveying  the  Leases to Teton with a special  warranty  of title by, through and under ATEC/Apollo, but not otherwise;

               (b) ATEC/Apollo shall deliver to Teton copies or originals of all land,  technical and other data, files and records in their possession or their control relating to the leases being assigned to Teton at the
          First Closing and to the unleased lands in the AMI,  including without limitation  the Petra data set,  Power  Point  Presentation  and other technical data, but only to the extent that such transfer is permitted by applicable licensing agreements;

               (c) Teton shall send to its bank by facsimile  transmission  wire transfer instructions  directing the transfer to an account designated by Apollo an amount  equal to the  product  of $16  multiplied  by the number of net acres  being  assigned at the First  Closing,  minus the
          $347,354 that was  previously  paid by Teton as the initial binder and earnest money;

               (d) Teton  shall send to its stock  transfer  agent by  facsimile transmission  instructions  directing the issuance of two certificates evidencing a total number of unregistered Teton common shares equal to the product of 2.285703  shares  multiplied by the number of net acres being assigned at the First Closing,  specifying  that one certificate be issued in the name of Apollo covering 40% of the total shares being issued and the other  being  issued in the name of ATEC  covering  the remaining 60% of the shares, in each case rounded to the nearest whole share so that no fractional shares are issued;

               (e) Teton shall deliver two  unregistered  warrants  allowing the purchase of a total of a number of shares of unregistered Teton common stock equal to the product of 1.142852 shares multiplied by the number of net acres being  assigned  at the First  Closing at any time during the three-year  period following the First Closing at a purchase price of $1.75 per  share,  one  issued in the name of Apollo  allowing  the purchase  of 40% of the  total  shares  and  one in the  name  of ATEC allowing the purchase of 60% of the total shares, in each case rounded to the nearest whole share so that no fractional shares are covered by either warrant; and

               (f) Teton shall deliver one registration rights agreement for the benefit of Apollo and ATEC, which shall confer the registration rights
          described  in  Section   2.4(b)  of  the   Agreement,   but  with  the
          understanding  that  the  phrase  "shares  issued  in  Respect  of the
          Purchase  Price and any shares issued to date upon the exercise of the
          Warrants"  appearing  in  Section  2.4(b)(1)  shall  refer only to the shares and Warrants issued at the First Closing.

          7.3 Second  Closing  Preparation,  Date and Time.  Following the First
     Closing,  ATEC/Apollo must continue to use its commercially reasonable best efforts  to cure all  Defects  that  remain  in  respect  of the  leasehold interests that were not assigned to Teton at the First Closing.  The second closing ("Second Closing") will occur in Teton's Denver office at 1:00 p.m.
     on Monday,  May 16,  2005,  or at such other  place and time  agreed by the
     Parties.

          7.4 Second Closing  Obligations.  At the Second  Closing,  ATEC/Apollo
     will  sell,  and  Teton  will  purchase,  all  of the  remaining  leasehold interests  that are identified by Teton as being free of Defects as of 5:00
     p.m. on Friday, May 13, 2005, or such specific time on Saturday, May 14, as the  Parties  may  agree.  The  following  events  will occur at the Second
     Closing,  each  being a  condition  precedent  to the others and each being deemed to have occurred simultaneously with the others:

               (a) ATEC/Apollo  shall execute,  acknowledge and deliver to Teton
          (or a subsidiary of Teton if Teton so desires),  two  assignments  and bills of sale covering these leasehold  interests  identified by Teton
          (one covering the Leases,  without any overriding royalty reservation, and the other  covering the  Additional  Leases,  with the  overriding
          royalty  reservation   provided  by  Section  8.2  of  the  Agreement)
          substantially  in the form attached as Appendix 5 to the Agreement and conveying  the  Leases to Teton with a special  warranty  of title by, through and under ATEC/Apollo, but not otherwise;

               (b) ATEC/Apollo shall deliver to Teton copies or originals of all land,  technical and other data, files and records in their possession or their control relating to these leases;

               (c) Teton shall send to its bank by facsimile  transmission  wire transfer instructions  directing the transfer to an account designated by Apollo an amount  equal to the  product  of $16  multiplied  by the number of net acres being assigned at the Second Closing;

               (d) Teton  shall send to its stock  transfer  agent by  facsimile transmission  instructions  directing the issuance of two certificates evidencing a total number of unregistered Teton common shares equal to the product of 2.285703  shares  multiplied by the number of net acres being assigned at the Second Closing,  specifying that one certificate be issued in the name of Apollo covering 40% of the total shares being issued and the other  being  issued in the name of ATEC  covering  the remaining 60% of the shares, in each case rounded to the nearest whole share so that no fractional shares are issued;

               (e) Teton shall deliver two  unregistered  warrants  allowing the purchase of a total of a number of shares of unregistered Teton common stock equal to the product of 1.142852 shares multiplied by the number of net acres being  assigned at the Second  Closing at any time during the three-year period following the Second Closing at a purchase price of $1.75 per  share,  one  issued in the name of Apollo  allowing  the purchase  of 40% of the  total  shares  and  one in the  name  of ATEC allowing the purchase of 60% of the total shares, in each case rounded to the nearest whole share so that no fractional shares are covered by either warrant; and

               (f) Teton shall deliver one registration rights agreement for the benefit of Apollo and ATEC, which shall confer the registration rights
          described  in  Section   2.4(b)  of  the   Agreement,   but  with  the
          understanding  that  the  phrase  "shares  issued  in  Respect  of the
          Purchase  Price and any shares issued to date upon the exercise of the
          Warrants"  appearing  in  Section  2.4(b)(1)  shall  refer only to the shares and Warrants issued at the Second Closing.

          7.5 Third  Closing  Preparation,  Date and Time.  Following the Second
     Closing,  Teton may use such efforts as it in its sole discretion  believes appropriate  to cure any Defects  that  remain in respect of the  leasehold interests that were not assigned to Teton at the First and Second Closings.
     The third closing ("Third  Closing") will occur in Teton's Denver office at
     1:00 p.m.  on  Thursday,  June 16,  2005,  or at such other  place and time agreed by the Parties.

          7.6 Third Closing Obligations. At the Third Closing,  ATEC/Apollo will sell, and Teton will  purchase,  all of the remaining  leasehold  interests that are identified by Teton as being  acceptable to Teton (either  because the Defects were cured or because  Teton then  chooses to waive  particular
     Defects) as of 5:00 p.m. on Tuesday,  June 14, 2005,  or such specific time on Saturday,  May 14, as the Parties may agree.  The following  events will occur at the Third Closing,  each being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

               (a) ATEC/Apollo  shall execute,  acknowledge and deliver to Teton
          (or a subsidiary of Teton if Teton so desires),  two  assignments  and bills of sale covering these leasehold  interests  identified by Teton
          (one covering the Leases,  without any overriding royalty reservation, and the other  covering the  Additional  Leases,  with the  overriding
          royalty  reservation   provided  by  Section  8.2  of  the  Agreement)
          substantially  in the form attached as Appendix 5 to the Agreement and conveying  the  Leases to Teton with a special  warranty  of title by, through and under ATEC/Apollo, but not otherwise;

               (b) ATEC/Apollo shall deliver to Teton copies or originals of all land,  technical and other data, files and records in their possession or their control relating to these leases;

               (c) Teton shall send to its bank by facsimile  transmission  wire transfer instructions  directing the transfer to an account designated by Apollo an amount  equal to the  product  of $16  multiplied  by the number of net acres being assigned at the Third Closing;

               (d) Teton  shall send to its stock  transfer  agent by  facsimile transmission  instructions  directing the issuance of two certificates evidencing a total number of unregistered Teton common shares equal to the  product of 2.2857  shares  multiplied  by the number of net acres being assigned at the Third Closing,  specifying  that one certificate be issued in the name of Apollo covering 40% of the total shares being issued and the other  being  issued in the name of ATEC  covering  the remaining 60% of the shares, in each case rounded to the nearest whole share so that no fractional shares are issued;

               (e) Teton shall deliver two  unregistered  warrants  allowing the purchase of a total of a number of shares of unregistered Teton common stock equal to the product of 1.14285 shares  multiplied by the number of net acres being  assigned  at the Third  Closing at any time during the three-year  period following the Third Closing at a purchase price of $1.75 per  share,  one  issued in the name of Apollo  allowing  the purchase  of 40% of the  total  shares  and  one in the  name  of ATEC allowing the purchase of 60% of the total shares, in each case rounded to the nearest whole share so that no fractional shares are covered by either warrant; and

               (f) Teton shall deliver one registration rights agreement for the benefit of Apollo and ATEC, which shall confer the registration rights
          described  in  Section   2.4(b)  of  the   Agreement,   but  with  the
          understanding  that  the  phrase  "shares  issued  in  Respect  of the
          Purchase  Price and any shares issued to date upon the exercise of the
          Warrants"  appearing  in  Section  2.4(b)(1)  shall  refer only to the shares and Warrants issued at the Third Closing.

          7.7 No  Contravention.  ATEC/Apollo shall not take any action prior to
     June 17, 2005 that might result in encumbering or transferring any interest in any  Lease,  other  than  transfers  to  Teton  as  contemplated  in the
     Agreement, as amended.

3. No Other  Amendments.  While any provision of the Agreement  conflicting with the foregoing  amendment shall be deemed amended to conform with the new closing procedures set forth above, no other  amendments or changes are intended by this
Amendment.

IN WITNESS WHEREOF,  the Parties have caused this Amendment to be executed as of the date first above written.

APOLLO ENERGY, LLC                        ATEC ENERGY VENTURES, LLC

By: _________________________             By: _________________________
    Louis A. Oswald, III, Manager             Steven W. Weller, President

                                          By: _________________________
                                              Toni L. Weller, Vice President

TETON PETROLEUM COMPANY

By:  _______________________________
     Karl F. Arleth, President

Appendix 1:   Additional Leases
Appendix 2:   Excluded Leases